UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 11, 2005

                            MYLAN LABORATORIES INC.
            (Exact name of registrant as specified in its charter)


         Pennsylvania                      1-9114                25-1211621
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
        Incorporation)                    Number)            Identification No.)



                             1500 Corporate Drive
                             Canonsburg, PA 15317
                   (Address of principal executive offices)

                                (724) 514-1800
             (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operation and Financial Condition.

         On July 11, 2005, Mylan Laboratories Inc., a Pennsylvania corporation (the "Company"), issued a press release announcing a preliminary range of first quarter fiscal 2006 adjusted diluted EPS and containing other information as set forth therein. A copy of this press release is attached as
Exhibit 99.1 and the relevant section regarding preliminary first quarter fiscal 2006 financial results is incorporated in this Item 2.02 by reference.

         The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 7.01. Regulation FD Disclosure.

         On July 11, 2005, the Company provided a reaffirmation of its fiscal 2006 and fiscal 2007 guidance previously announced on June 14, 2005. For fiscal 2006, the Company reaffirmed adjusted diluted EPS guidance of $0.92 to $1.15. For fiscal 2007, the Company reaffirmed adjusted diluted EPS guidance of $1.20 to $1.74. The Company also provided a reconciliation of adjusted diluted EPS guidance, which is a non-GAAP measure, to GAAP diluted EPS guidance. A copy of the Company's July 11, 2005 press release is attached as
Exhibit 99.1.

         The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit No.   Description
    -----------   -----------

       99.1       Press release of Mylan Laboratories Inc., dated July 11, 2005.

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MYLAN LABORATORIES INC.



Date:  July 11, 2005               By:    /s/ EDWARD J. BORKOWSKI
                                         ---------------------------------------
                                         Edward J. Borkowski
                                         Chief Financial Officer

                                 EXHIBIT INDEX

    Exhibit No.   Description
    -----------   -----------

       99.1       Press release of Mylan Laboratories Inc., dated July 11, 2005.